Ivy Variable Insurance Portfolios

Supplement dated April 1, 2021 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 30, 2020

as supplemented July 31, 2020, August 24, 2020, and December 11, 2020

Notice of Shareholder Meeting Results

At the Joint Special Shareholder Meetings held on April 1, 2021, shareholders of the Ivy VIP Funds approved the following proposals:

1.	To elect thirteen (13) trustees to the Board of Trustees of each Fund.

2.	To approve a new investment advisory agreement for each Fund.

3.	To approve each Fund’s ability to rely on a new manager of managers exemptive order.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy VIP Funds, and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction is anticipated to close on or about April 30, 2021. After closing, the Ivy VIP Funds, as part of Delaware Funds by Macquarie, will be managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Supplement	Prospectus	1